Income tax expense (Details1) (CAD)	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Timing differences on property and equipment and financing costs	2,106,780	2,135,468	2,132,545
Deferred Tax Assets, Operating Loss Carryforwards	8,568,247	8,181,207	7,310,372
Less valuation allowance	(8,568,247)	(8,181,207)	(7,310,372)
Net Operating loss carry forward
Canada
Operating losses carried forward	4,236,318	4,005,683	3,269,542
US
Operating losses carried forward	2,225,150	2,040,056	1,908,285